UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 1, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 1, 2019, pursuant to the Agreement and Plan of Merger dated as of January 2, 2018 (the Merger Agreement) by and among Dominion Energy, Inc. (Dominion Energy), Sedona Corp. (Merger Sub) and SCANA Corporation (SCANA), Merger Sub merged with and into SCANA (the Merger), with SCANA continuing as the surviving corporation and a wholly-owned subsidiary of Dominion Energy.

Pursuant to the Merger Agreement, at the effective time of the Merger, each share of issued and outstanding SCANA common stock was converted into the right to receive 0.6690 shares of Dominion Energy common stock (the Merger Consideration). Approximately 95,611,418 shares of Dominion Energy common stock will be issued to former SCANA shareholders. No fractional shares will be issued in the Merger; instead, if a former SCANA shareholder would be owed a fraction of a share of Dominion Energy common stock pursuant to the Merger, such former SCANA shareholder will receive the value of that fraction of a share in cash, without interest, where value is based on a formula set out in the Merger Agreement that takes into account the recent trading prices of Dominion Energy common stock before the effective time of the Merger. In addition, at the effective time of the Merger, each outstanding SCANA performance share award and restricted stock award will fully vest in accordance with the Merger Agreement and will be cancelled and converted automatically into the right to receive an amount in cash, without interest, based on a formula set out in the Merger Agreement that takes into account the recent trading prices of Dominion Energy common stock before the effective time of the Merger, the Merger Consideration per share of SCANA common stock and the number of shares of SCANA common stock previously underlying such equity compensation award. At the effective time of the Merger, there were 670,407 shares of SCANA common stock previously underlying such equity compensation awards. The Merger Agreement also provided for the conversion at the effective time of the Merger of deferred units in respect of SCANA shares credited to participants in SCANA’s deferred compensation plans for directors and executives into deferred units in respect of Dominion shares under such plans based on a formula set out in the Merger Agreement. However, there were no deferred units in respect of SCANA shares outstanding at the effective time of the Merger and, consequently, no such conversions took place.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the Securities and Exchange Commission on January 5, 2018 as Exhibit 2.1 to Dominion Energy’s Current Report on Form 8-K, and which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 2, 2019, Dominion Energy issued a press release in which Dominion Energy and SCANA announced the completion of the merger. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited Consolidated Financial Statements and Schedule of SCANA Corporation at December 31, 2017 and 2016 and for the three years ended December 31, 2017, together with the related notes to the financial statements, filed as Exhibit 99.2 hereto and incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at September 30, 2018 and for the nine months ended September 30, 2018 and 2017, together with the related notes to the financial statements, filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at and for the nine months ended September 30, 2018, a copy of which is furnished as Exhibit 99.4 hereto and incorporated herein by reference.

Exhibit

2.1	Agreement and Plan of Merger by and among Dominion Energy, Inc., Sedona Corp, and SCANA Corporation, dated as of January 2, 2018 (incorporated by reference from Exhibit 2.1, Form 8-K filed January 5, 2018, File No. 1-8489)

23.1	Consent of Deloitte & Touche LLP (filed herewith).

99.1	Press Release, dated January 2, 2019 (furnished herewith).

99.2	Audited Consolidated Financial Statements and Schedule of SCANA Corporation at December 31, 2017 and 2016 and for the three years ended December 31, 2017, together with the related notes to the financial statements (incorporated by reference from Item 8. Financial Statements and Supplementary Data for SCANA Corporation, SCANA Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed February 23, 2018, File No. 1-8809). SCANA Corporation’s Annual Report is included in a combined filing with the Annual Report of South Carolina Electric & Gas Company; information related to such affiliated entity as a separate registrant is not considered to be a component of the Audited Financial Statements of SCANA Corporation.

99.3	Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at September 30, 2018 and for the nine months ended September 30, 2018 and 2017, together with the related notes to the financial statements (incorporated by reference from Item 1. Financial Statements, SCANA Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed November 2, 2018, File No. 1-8809). SCANA Corporation’s Quarterly Report is included in a combined filing with the Quarterly Report of South Carolina Electric & Gas Company; information related to such affiliated entity as a separate registrant is not considered to be a component of the Unaudited Financial Statements of SCANA Corporation.

99.4	Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at September 30, 2018 and for the nine months ended September 30, 2018 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Carlos M. Brown
Carlos M. Brown Senior Vice President and General Counsel

Date: January 2, 2019